                                                                     Exhibit 4.1

                         [FACE OF CERTIFICATE OF STOCK]


                COMMON STOCK                                        COMMON STOCK

                NUMBER                                              SHARES

    TRANSFERABLE IN                                         CUSIP 602682 10 6
     NEW YORK, NY                            SEE REVERSE FOR CERTAIN DEFINITIONS
  AND RIDGEFIELD PARK, NJ


                     [Logo of Mindspeed Technologies, Inc.]
                          MINDSPEED TECHNOLOGIES, INC.

                         Incorporated in Delaware 2001


THIS CERTIFIES THAT



IS THE OWNER OF

           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

                          Mindspeed Technologies, Inc.

(hereinafter called the Corporation) transferable on the books of the Corporation by said owner in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by a Transfer Agent and registered by a Registrar.

         Witness the seal of the Corporation and the signatures of its duly authorized officers.


         [stylized M logo is superimposed over the foregoing text]



Dated



       [CORPORATE SEAL OF MINDSPEED TECHNOLOGIES, INC. - 2001 - DELAWARE]

COUNTERSIGNED AND REGISTERED:



     MELLON INVESTOR SERVICES LLC                         CHAIRMAN OF THE BOARD
              TRANSFER AGENT AND REGISTRAR,


BY                                                        TREASURER

                                AUTHORIZED SIGNATURE

                        [REVERSE OF CERTIFICATE OF STOCK]
                          MINDSPEED TECHNOLOGIES, INC.

         The Corporation will furnish without charge to each shareholder who so requests, a copy of the provisions setting forth the voting powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue, and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request may be addressed to the Secretary of the Corporation or to the Transfer Agent named on the face hereof.


         This Certificate also evidences and entitles the holder hereof to certain Rights as set forth (and as defined) in a Rights Agreement between the Corporation and Mellon Investor Services LLC, dated as of June 26, 2003 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this Certificate. The Corporation will mail to the holder of this Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to any person who becomes an Acquiring Person (as defined in the Rights Agreement) may become null and void.


         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right
           of survivorship and not as
           tenants in common

UNIF GIFT MIN ACT --                     Custodian
                     -------------------           ---------------------------
                           (Cust)                            (Minor)


under Uniform Gifts to Minors Act
                                  -------------------------------
                                              (State)


         Additional abbreviations may also be used though not in the above list.

         For Value Received,           hereby sell, assign and transfer unto
                            -----------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------

---------------------------------------

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       Shares
-----------------------------------------------------------------------

of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                     Attorney to
--------------------------------------------------------------------
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     --------------------------


                       ---------------------------------------------------------
                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:

-------------------------------------------------------------------


THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15